UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No.1
FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): June 30, 2023

JPMorgan Chase & Co.
(Exact name of registrant as specified in its charter)

Delaware		1-5805	13-2624428
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. employer identification no.)

383 Madison Avenue,
New York,	New York		10179
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (212) 270-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	JPM	The New York Stock Exchange
Depositary Shares, each representing a one-four hundredth interest in a share of 5.75% Non-Cumulative Preferred Stock, Series DD	JPM PR D	The New York Stock Exchange
Depositary Shares, each representing a one-four hundredth interest in a share of 6.00% Non-Cumulative Preferred Stock, Series EE	JPM PR C	The New York Stock Exchange
Depositary Shares, each representing a one-four hundredth interest in a share of 4.75% Non-Cumulative Preferred Stock, Series GG	JPM PR J	The New York Stock Exchange
Depositary Shares, each representing a one-four hundredth interest in a share of 4.55% Non-Cumulative Preferred Stock, Series JJ	JPM PR K	The New York Stock Exchange
Depositary Shares, each representing a one-four hundredth interest in a share of 4.625% Non-Cumulative Preferred Stock, Series LL	JPM PR L	The New York Stock Exchange
Depositary Shares, each representing a one-four hundredth interest in a share of 4.20% Non-Cumulative Preferred Stock, Series MM	JPM PR M	The New York Stock Exchange
Alerian MLP Index ETNs due May 24, 2024	AMJ	NYSE Arca, Inc.
Guarantee of Callable Fixed Rate Notes due June 10, 2032 of JPMorgan Chase Financial Company LLC	JPM/32	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K of JPMorgan Chase & Co. (“JPMorgan Chase” or the “Company”), filed on June 30, 2023 (the Original Form 8-K). The Original Form 8-K reported that JPMorgan Chase’s Board of Directors intends to maintain the current quarterly common stock dividend of $1.05 per share for the third quarter of 2023. The purpose of this Amendment is to disclose that JPMorgan Chase’s Board of Directors intends to increase the quarterly common stock dividend to $1.05 per share (up from the current $1.00 per share) for the third quarter of 2023. No other changes have been made to the Original Form 8-K.

Item 8.01 Other Events
On June 30, 2023, JPMorgan Chase & Co. (“JPMorgan Chase” or the “Firm”) announced that the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”) has notified the Firm that its indicative Stress Capital Buffer (“SCB”) requirement is 2.9%, based on the 2023 Comprehensive Capital Analysis and Review (“CCAR”) stress test results. The Federal Reserve Board will provide the Firm with its final SCB requirement by August 31, 2023, and that requirement will become effective on October 1, 2023 and will remain in effect until September 30, 2024.

JPMorgan Chase’s Board of Directors intends to increase the quarterly common stock dividend to $1.05 per share (up from the current $1.00 per share) for the third quarter of 2023. The Firm’s quarterly common stock dividends are subject to approval by the Board of Directors at the customary times that those dividends are declared.

A copy of the Firm’s press release relating to this announcement is attached as Exhibit 99. The information set forth in Exhibit 99 shall be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

This Current Report on Form 8-K (including the Exhibit hereto) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase’s Annual Report on Form 10-K for the year ended December 31, 2022 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, which have been filed with the Securities and Exchange Commission and are available on JPMorgan Chase’s website (https://jpmorganchaseco.gcs-web.com/financial-information/sec-filings) and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase does not undertake to update any forward-looking statements.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibit

Exhibit No.	Description of Exhibit

99	JPMorgan Chase & Co. press release dated June 30, 2023
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMorgan Chase & Co.
(Registrant)

By:	/s/ Jordan A. Costa
Jordan A. Costa
Managing Director

Dated:	June 30, 2023

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